EXECUTION COPY

FIRST AMENDMENT TO THE CREDIT AGREEMENT
THIS FIRST AMENDMENT TO THE CREDIT AGREEMENT (this “Amendment”) dated as of June 22, 2012 is by and among Black Hills Corporation, a South Dakota corporation (“Borrower”), The Bank of Nova Scotia, in its capacity as agent for the Banks under the Credit Agreement described below (in such capacity, the “Administrative Agent”), and as a Bank, and each of the other Banks.
WITNESSETH THAT:
WHEREAS, the Borrower, Administrative Agent and the Banks have entered into that certain Credit Agreement dated as of June 24, 2011 (as the same has been and hereafter may be further amended, modified or restated from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower desires to amend certain terms of the Credit Agreement, as set forth below; and
WHEREAS, the Administrative Agent and each of the Banks are willing, subject to the terms hereof, to so amend the Credit Agreement.
NOW, THEREFORE, in consideration of the recitals set forth above and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    Definitions. All capitalized terms used but not otherwise defined in this Amendment shall have the meaning ascribed to them in the Credit Agreement. Unless otherwise specified, all section references herein refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. Effective as of the Amendment Effective Date (as defined below) upon the satisfaction of each of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as follows:
2.1    the term “Applicable Margin” appearing in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:
“Applicable Margin” means, at any time (i) with respect to Base Rate Loans, a rate of interest equal to one-tenth of one percent (0.10%) per annum, and (ii) with respect to Eurodollar Loans, a rate of interest equal to one and one-tenth percent (1.10%) per annum.
2.2    the term “Termination Date” appearing in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:
“Termination Date” means June 24, 2013.

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2.3    the text of Section 7.16 of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the phrase “Reserved.”

2.4    Schedule 2.1 to the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

Bank	Commitment Amount	Pro Rata Share
The Bank of Nova Scotia	$25,000,000.00	16.66666667%
Scotiabank (Ireland) Limited	$25,000,000.00	16.66666667%
CoBank, ACB	$50,000,000.00	33.33333333%
U.S. Bank National Association	$50,000,000.00	33.33333333%
TOTALS	$150,000,000.00	100%

Section 3.    Ratification. The Borrower hereby ratifies, acknowledges, affirms and reconfirms its rights, interests and obligations under each Credit Document, as amended hereby, and agrees to perform each of its obligations thereunder as and when required. By executing this Amendment, the Borrower hereby further ratifies, acknowledges, affirms and reconfirms that each Credit Document, as amended hereby, constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, and that each such Credit Document, as amended hereby, is in full force and effect.

Section 4.    Conditions. This Amendment shall be effective as of June 25, 2012 (the “Amendment Effective Date”) subject to the following conditions precedent:

4.1    The Borrower, the Administrative Agent and each Bank shall have executed and delivered this Amendment, and the Borrower shall have executed and/or delivered such other documents and instruments as Administrative Agent may reasonably require to effectuate the terms of this Amendment including, without limitation, a certificate from the Secretary of the Borrower in form and substance satisfactory to the Administrative Agent.

4.2    Each Bank shall have received from the Borrower payment of all fees payable to such Bank pursuant to any fee letter or otherwise in connection with this Amendment.

4.3    The representations and warranties set forth in Section 5 of this Amendment shall be true and correct.

4.4    All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to the Administrative Agent and its legal counsel.

Section 5.    Representations and Warranties. To induce the Administrative Agent and the Banks to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Banks that (i) the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of the Borrower and that this Amendment has been duly executed and delivered by the Borrower and this Amendment and the Credit Agreement, as amended hereby, constitutes valid and binding obligations of the Borrower enforceable in accordance with its terms, (ii) no Default or Event of Default (after giving effect to this Amendment) has occurred and is continuing under the Credit Agreement or would result from the execution and delivery of this Amendment, and (iii) each of the representations and warranties set forth in Section 5 of the Credit Agreement, as amended hereby, is true and correct in all material respects as of the date hereof, except that if any such representation or warranty (x) relates solely to an earlier date, it need only remain true in all material respects as of such date, or (y) is already qualified by materiality, it shall be true and correct in all respects.

Section 6.    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 7.    References. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

Section 8.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. This Amendment may also be executed by facsimile or electronic means and each facsimile or electronic signature hereto shall be deemed for all purposes to be an original signatory page.

Section 9.    Costs. The Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent (including fees and expenses of counsel) incurred in connection with the negotiation and preparation of this Amendment.

Section 10.    Governing Law. The validity and interpretation of this Amendment and the terms and conditions set forth herein, shall be construed and determined in accordance with the internal laws of the State of New York.

Section 11.    SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  BORROWER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY

LEGAL PROCEEDING ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

Section 12.    Miscellaneous. This Amendment shall be deemed to be a Credit Document.

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their duly authorized officers as of the day and year first above written.

BLACK HILLS CORPORATION, a
South Dakota corporation

By:    _/s/ Brian Iverson____________
Name:    Brian G. Iverson
Title:    Vice President - Treasurer

First Amendment

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their duly authorized officers as of the day and year first above written.

THE BANK OF NOVA SCOTIA, as a
Bank and as Administrative Agent

By:    __/s/ Thane Rattew_____________
Name:    Thane Rattew
Title:    Managing Director

First Amendment

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their duly authorized officers as of the day and year first above written.

U.S. BANK NATIONAL
ASSOCIATION, as a Bank

By:    _/s/ Michael T. Sagges_ ________
Name:    Michael T. Sagges
Title:    Vice President

First Amendment

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their duly authorized officers as of the day and year first above written.

COBANK, ACB, as a Bank

By:    _/s/_John H. Kemper ___________
Name:    John H. Kemper
Title:    Vice President

First Amendment

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their duly authorized officers as of the day and year first above written.

SCOTIABANK (IRELAND) LIMITED,
as a Bank

By:    _/s/ David Muldoon___________
Name:    David Muldoon
Title:    Managing Director

First Amendment